UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2015
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Daktronics, Inc.
(Exact name of registrant as specified in its charter)
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South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

This Current Report on Form 8-K (the “Report”) contains both historical and forward-looking statements that involve risks, uncertainties and assumptions. The statements contained in this Report that are not purely historical are forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including statements regarding our expectations, beliefs, intentions and strategies for the future. These statements appear in a number of places in this Report and include all statements that are not historical statements of fact regarding our intent, belief or current expectations with respect to, among other things: (i) our financing plans; (ii) trends affecting our financial condition or results of operations; (iii) our growth strategy and operating strategy; (iv) the declaration and payment of dividends; (v) the timing and magnitude of future contracts; (vi) parts shortages and longer lead times; (vii) fluctuations in margins; and (viii) the introduction of new products and technology. The words “may,” “would,” “could,” “should,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend,” “plans” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond our ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors discussed herein, including those discussed in detail in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the fiscal year ended May 2, 2015 in the section entitled “Item 1A. Risk Factors”

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(b) On August 12, 2015, Daktronics, Inc. (the “Company”) notified NASDAQ that due to the August 11, 2015 death of Mr. James A. Vellenga, an independent director of the Company and a member of the Company’s Audit Committee, the Company no longer complied with NASDAQ’s audit committee composition requirements (NASDAQ Listing Rule 5605(c)(2)(A)) because it had two instead of three independent directors on its Audit Committee. On August 17, 2015, the Company’s Board of Directors appointed Kevin P. McDermott to its Audit Committee. As announced on June 23, 2015, Mr. McDermott is a member of the Company’s Board of Directors. The Company is now in compliance with NASDAQ Listing Rule 5605(c)(2)(A).

Section 8 – Other Events

Item 8.01 Other Events:

Incorporated by reference is a press release issued by Daktronics Inc. (the "Company") on August 17, 2015, which is attached hereto as Exhibit 99.1. The press release announced the August 11, 2015 passing of James A. Vellenga, who had been a director of the Company since 1997.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits:

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

99.1 Press Release dated August 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: August 17, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 17, 2015.